UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283

(Commission File Number)	(IRS Employer Identification No.)

One SE Convenience Blvd., Ankeny, Iowa	50021

(Address of principal executive Offices)	(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act □

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On September 15, 2017, Casey’s General Stores, Inc. (the “Company”) held its 2017 annual meeting of shareholders (the “Annual Meeting”). In addition to the election of three Class I directors, three other proposals were acted upon at the Annual Meeting, each of which is described briefly below and in detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”). The matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as follows:

1.    The following nominees for Class I directors were elected to serve three-year terms expiring in 2020 by a plurality of the votes cast at the Annual Meeting:

		Authority	Broker
Nominee	For	Withheld	Non-Votes

Robert J. Myers	20,103,039	12,849,260	3,507,203
Diane C. Bridgewater	21,576,666	11,375,633	3,507,203
Larree M. Renda	25,206,492	7,745,807	3,507,203

2.    The appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending April 30, 2018 was ratified by a majority of the votes cast at the Annual Meeting:

			Broker
For	Against	Abstentions	Non-Votes

36,225,558	204,359	29,585	—

3.    In an advisory vote on the compensation of the Company’s named executive officers, as described in the Proxy Statement, the compensation of the Company’s named executive officers was approved by a majority of the votes cast at the Annual Meeting:

			Broker
For	Against	Abstentions	Non-Votes

31,643,250	1,234,658	74,391	3,507,203

4.    In an advisory vote concerning the frequency of future advisory votes on named executive officer compensation, as described in the Proxy Statement, the alternative of “1 Year” received a majority of the votes cast at the Annual Meeting:

				Broker
1 Year	2 Years	3 Years	Abstentions	Non-Votes

29,976,081	301,835	2,423,045	251,338	3,507,203

In accordance with the recommendation of the Board of Directors set forth in the Proxy Statement, and the voting results from the Annual Meeting, the Board of Directors met on September 15, 2017, and determined that the Company will hold an advisory vote on named executive officer compensation annually through 2023, when the next shareholder vote on the frequency of “say-on-pay” votes is required under Section 14A of the Securities Exchange Act of 1934, as amended, or until the Board of Directors otherwise determines that a different frequency for such votes is in the best interests of the Company’s shareholders.

Item 7.01.    Regulation FD Disclosure.

The prepared portion of remarks delivered by the Chairman of the Board, Chief Executive Officer and other executive officers of the Company at the Annual Meeting, along with the accompanying slide deck presented at the Annual Meeting, are attached hereto as Exhibit 99.1 and incorporated by reference.

The information contained in this Item is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description
99.1	Transcript of the prepared portion of remarks and slide deck presented at Annual Meeting of shareholders of Casey's General Stores, Inc. on September 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Date: September 20, 2017	By:	/s/ William J. Walljasper

William J. Walljasper
Senior Vice President and
Chief Financial Officer